UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2005

PUBLIC COMPANY MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5770 El Camino Road, Las Vegas, Nevada 89118

(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (702) 222-9076

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 7, 2005, Public Company Management Corporation (the "Registrant") announced that it will host a "Raising Capital 2005" seminar immediately following its annual shareholders meeting.  The events will be held on May 14, 2005 at the Westin Casuarina Hotel in Las Vegas, NV. The shareholders' meeting is scheduled from 8:30 a.m. to 11:00 a.m. in the morning, followed by the Raising Capital 2005 seminar from 11:30 a.m. until 6:30 p.m. The shareholders' meeting is open to the general public.

The Raising Capital 2005 Seminar is intended for entrepreneurs and small business owners who are looking for ways to raise capital, particularly those who have been frustrated by the venture capital process or who have found their current investors unable to meet the long-term capital needs of their company.

The press release announcing this event  is filed herewith as exhibit 99.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99	Press Release

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

April 8, 2005

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer